                                 EXHIBIT 10.1.B


               Second Amendment to Investment Advisory Agreement
              between the Corporation and InvestAmerica Investment
                      Advisors, Inc., dated August 1, 1997

               SECOND AMENDMENT TO MACC PRIVATE EQUITIES INC.
                        INVESTMENT ADVISORY AGREEMENT


     THIS SECOND AMENDMENT TO MACC PRIVATE EQUITIES INC. INVESTMENT ADVISORY AGREEMENT (this "Second Amendment"), dated as of August 1, 1997, amends the terms of the MACC Private Equities Inc. Investment Advisory Agreement (the "Agreement") dated as of October 1, 1994, among MACC Private Equities Inc. (the "Corporation") and InvestAmerica Investment Advisers, Inc. ("InvestAmerica"), as previously amended by the First Amendment to MACC Private Equities Inc. Investment Advisory Agreement (the "First Amendment"), dated as of August 1, 1996. All terms and conditions of the Agreement shall remain in full force and effect except as expressly amended herein. All capitalized terms used but not defined herein shall have their respective meanings set forth in the Agreement.

     WHEREAS, the original term of the Agreement was for two years from the date thereof, through September 30, 1996, subject to annual continuance thereafter in accordance with Section 15 of the Investment Company Act of 1940, as amended, by a majority of the Board of Directors of the Corporation who are not interested persons of the Corporation, or by a vote of the holders of a majority of the vote of the Corporation's outstanding voting securities;

     WHEREAS, the original term of the Agreement was extended through September 30, 1997, pursuant to the First Amendment;

     WHEREAS, at a meeting duly held on July 15, 1997, a majority of the Board of Directors of the Corporation who are not interested persons of the Corporation, having requested from InvestAmerica and received and evaluated such information as deemed reasonably necessary to evaluate the terms of the Agreement, determined that the continuance of the Agreement for an additional one-year term was in the best interests of the Corporation;

     NOW, THEREFOR, in consideration of the foregoing and other good and valuable consideration, the parties hereto agree as follows:

         Pursuant to Section 7 of the Agreement, the term of the Agreement shall be continued in effect for a one year period from October 1, 1997, through September 30, 1998.

     IN WITNESS WHEREOF, the undersigned have executed this SECOND AMENDMENT TO MACC PRIVATE EQUITIES INC. INVESTMENT ADVISORY AGREEMENT as of the date first above written.

                                        MACC PRIVATE EQUITIES INC.


                                        By /s/ Paul M. Bass, Jr.
                                           -------------------------------
                                           Paul M. Bass, Jr., Chairman

                                             INVESTAMERICA INVESTMENT
                                             ADVISORS, INC.


                                             By /s/ David R. Schroder
                                                ------------------------------
                                                David R. Schroder, President